HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-6779 - PremierSolutions Standard (Series A-II)

333-151805        HV-6778 - Premier Innovations(SM) (Series II)

333-151805        HV-6777 - Hartford 403(b) Cornerstone Innovations

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Supplement dated November 24, 2015 to your Prospectus

1.  COLUMBIA MARSICO 21st CENTURY FUND - CLASS A

COLUMBIA MARSICO GROWTH FUND - CLASS A

A.  FUND NAME CHANGES

Effective immediately, the following name changes are made to your Prospectus:

Current Name	New Name
Columbia Marsico 21st Century Fund - Class A	Columbia Large Cap Growth Fund II - Class A
Columbia Marsico Growth Fund - Class A	Columbia Large Cap Growth Fund V - Class A

As a result of the changes, all references to the Current Names in your Prospectus are deleted and replaced with the New Names.

B.  SUB-ADVISER DELETION

Effective immediately, Marsico Capital Management, LLC will no longer serve as sub-adviser to the Funds.  Columbia Management Investment Advisers, LLC (the “Investment Adviser”) continues as Investment Adviser and assumes the day-to-day management of the Funds.

2.  WELLS FARGO ADVANTAGE EMERGING MARKETS EQUITY FUND - CLASS A

FUND OPENING

Effective as of December 1, 2015, the Wells Fargo Advantage Emerging Markets Equity Fund Sub-Account will be re-opened.  All references in the Prospectus to the Fund being closed are deleted, effective December 1, 2015.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.